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DEFERRED COMBINATION VARIABLE AND FIXED ANNUITIES
issued by
Venerable Insurance and Annuity Company
and its
Separate Account B

Supplement Dated December 1, 2021

This supplement only affects you if you purchased the Minimum Guaranteed Income Benefit Rider with Form Number GA-RA-1047, GA-RA-1047(REV), GA-RA-1047(01/02), GA-RA-1047(10/02), IU-RA-1047 (01/05) or IU-RA-1047 (08/06) (hereinafter referred to as the “Eligible MGIB Riders”).

This supplement updates the April 30, 2021, Prospectus and Updating Summary Prospectus for your variable annuity contract (the “Contract”) and describes an offer we are making to Contract owners with one of the Eligible MGIB Riders. Please read this supplement carefully and keep it with your prospectus for future reference. If you have any questions, please contact your financial representative or Customer Service at 1-877-235-8564. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

Surrender Value Offer

Effective December 31, 2021, the Enhanced Surrender Value Offer (the “Offer”) disclosed in your April 30, 2021, Contract prospectus supplement and Updating Summary Prospectus is changed by reducing the Enhanced Surrender Percentage to from 25% to 0%.  All other terms and conditions of the Offer remain unchanged.

As a result of reducing the Enhanced Surrender Percentage to 0%, by accepting the Offer and surrendering your Contract, the Eligible MGIB Rider, and any other endorsements and riders there will be no enhancement to your Contract Value, although surrender charges will continue to be waived.

No Action is Required on Your Part.  Acceptance of the Offer is optional. You are not required to accept the Offer or take any action under your Contract. If you do not accept the Offer, your entire Contract, which includes the Eligible MGIB Rider and any other endorsements and riders, will continue unchanged.

To accept the Offer, you may complete the form included with your offer letter or contact Customer Service at 1-877-235-8564.

We may modify, suspend, or terminate the Offer, including the Enhanced Surrender Value Percentage, at any time prior to your Acceptance of the Offer by providing a notice of such a modification, suspension, or termination through a Prospectus and Updating Summary Prospectus Supplement filed with the SEC and sent to you and posted to your account on our website at www.venerable.com.  Also, in the future we may make new, additional, or modified offers with different terms that may be more or less favorable than the terms described herein.   By accepting the Offer in exchange for payment of the Enhanced Cash Surrender Value, if any, you will not be able to participate in any such future offers.

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You should discuss this Offer with your financial representative to determine whether accepting the Offer is suitable for you given your unique financial position and future financial, retirement and insurance needs. You should not terminate your Contract under the Offer unless you determine, after consulting with your financial representative, that doing so is more beneficial to you than continuing to maintain your Contract and/or annuitizing under the Contract or under the Eligible MGIB Rider at a later date. You should discuss the tax impact of accepting the Offer with your financial, legal and/or tax adviser, particularly if your Contract is an IRA and you are or may be subject to required minimum distributions under the Internal Revenue Code.

You may want to discuss this Offer with the beneficiaries named in your Contract to determine whether you need the Death Benefit protection provided under the Contract.

Please review your April 30, 2021, prospectus supplement and Updating Summary Prospectus for complete information about the Offer and the various factors you should carefully consider before accepting the Offer and surrendering your Contract, the Eligible MGIB Rider, and any other endorsements and riders, particularly where the Enhanced Surrender Percentage is 0%.

Hypothetical Examples of How the Enhanced Cash Surrender Value is Calculated.*

	Example A - Assumptions	Example B- Assumptions	Example C- Assumptions
Adjusted Contract Value	$90,000	$100,000	$100,000
Adjusted MGIB Benefit Base	$100,000	$90,000	$100,000
Enhanced Surrender Percentage	0%	0%	0%

The Enhanced Cash Surrender Value will be calculated as follows:
(1)	The difference when the Contract Value is subtracted from the MGIB Benefit Base, but in no event less than zero; multiplied by
(2)	0% (the “Enhanced Surrender Percentage”); plus
(3)	The Contract Value.

Where (1) and (3) are each adjusted for any outstanding loan balance, where applicable, and the Contract Value is adjusted for any applicable charges and fees, except for surrender charges, which are waived.

Example A
(1)	$100,000 - $90,000 = $10,000
(2)	$10,000 x 0% = $0
(3)	$0+ $90,000 = $90,000

The Enhanced Cash Surrender Value equals $90,000, which is equal to the adjusted Contract Value.

Example B
(1)	$90,000 - $100,000 = $0
(2)	$0 x 0% = $0
(3)	$0 + $100,000 = $100,000

The Enhanced Cash Surrender Value equals $100,000, which is equal to the adjusted Contract Value because the difference when the Contract Value is subtracted from the MGIB Benefit Base cannot be less than zero.

Example C
(1)	$100,000 - $100,000 = $0
(2)	$0 x 0% = $0
(3)	$0 + $100,000 = $100,000

The Enhanced Cash Surrender Value equals $100,000, which is equal to the adjusted Contract Value because the adjusted Contract Value and the adjusted MGIB Benefit Base are the same.

*
These Examples do not display the added value of waiving surrender charges, if any, if the Offer is accepted. These Examples also do not reflect the impact of the MVA or fees, if any, on the amount received if the Offer is accepted. For more information about the amount of any surrender charge that will be waived, the MVA and fees that may apply to you upon Acceptance of the Offer, please contact Customer Service at 1-877-235-8564.

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